UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2002

SOUTHWEST GAS CORPORATION

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.)

5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	89193-8510 (Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.01(A)
EXHIBIT 1.01(B)
EXHIBIT 4.01
EXHIBIT 5.01

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

1.01	(a) Underwriting Agreement dated May 1, 2002 among Southwest Gas Corporation, Banc of America Securities LLC, BNY Capital Markets, Inc., Banc One Capital Markets, Inc, Tokyo-Mitsubishi International plc, and Fleet Securities, Inc.

(b) Pricing Agreement dated May 1, 2002 among Southwest Gas Corporation, Banc of America Securities LLC, BNY Capital Markets, Inc., Banc One Capital Markets, Inc, Tokyo-Mitsubishi International plc, and Fleet Securities, Inc.

4.01	Fourth Supplemental Indenture dated as of May 6, 2002.

4.02	Form of 7.625% Senior Unsecured Notes due 2012 (included in Exhibit 4.01).

5.01	Opinion of O’Melveny & Myers LLP as to the validity of the 7.625% Senior Unsecured Notes due 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: May 6, 2002	/s/ ROY R. CENTRELLA Roy R. Centrella Controller

EXHIBIT INDEX

Exhibit
No.	Description

1.01	(a) Underwriting Agreement dated May 1, 2002 among Southwest Gas Corporation, Banc of America Securities LLC, BNY Capital Markets, Inc., Banc One Capital Markets, Inc, Tokyo-Mitsubishi International plc, and Fleet Securities, Inc.

(b) Pricing Agreement dated May 1, 2002 among Southwest Gas Corporation, Banc of America Securities LLC, BNY Capital Markets, Inc., Banc One Capital Markets, Inc, Tokyo-Mitsubishi International plc, and Fleet Securities, Inc.

4.01	Fourth Supplemental Indenture dated as of May 6, 2002.

4.02	Form of 7.625% Senior Unsecured Notes due 2012 (included in Exhibit 4.01).

5.01	Opinion of O’Melveny & Myers LLP as to the validity of the 7.625% Senior Unsecured Notes due 2012.